                                                 Filed Pursuant to Rule 497(b)
                                                 Registration File No.:333-31602

        MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                                 OHIO SERIES

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 2000

TO THE SHAREHOLDERS OF THE OHIO SERIES, A SERIES OF MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST:

   Notice is hereby given of a Special Meeting of the Shareholders of the Ohio Series ("Ohio Series"), a portfolio of Morgan Stanley Dean Witter Multi-State Municipal Series Trust ("Multi-State"), to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, at 10:00 A.M., New York time, on June 22, 2000, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), between Multi-State, on behalf of Ohio Series, and Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt"), pursuant to which substantially all of the assets of Ohio Series would be combined with those of Tax-Exempt and shareholders of Ohio Series would become shareholders of Tax-Exempt receiving Class D shares of Tax-Exempt with a value equal to the value of their holdings in Ohio Series (the "Reorganization"); and

2. To act upon such other matters as may properly come before the Meeting.

   The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March 17, 2000 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF MULTI-STATE RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                 By Order of the Board of Trustees,

                                 BARRY FINK,
                                 Secretary

April 7, 2000

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AS DISCUSSED IN THE ENCLOSED PROXY STATEMENT, CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                          MORGAN STANLEY DEAN WITTER
                         TAX-EXEMPT SECURITIES TRUST

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
                         THE OHIO SERIES, A SERIES OF
        MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST

                   BY AND IN EXCHANGE FOR CLASS D SHARES OF
            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

   This Proxy Statement and Prospectus is being furnished to shareholders of the Ohio Series ("Ohio Series"), a portfolio of Morgan Stanley Dean Witter Multi-State Municipal Series Trust ("Multi-State"), in connection with an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Ohio Series will be combined with those of Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt") in exchange for Class D shares of Tax-Exempt (the "Reorganization"). As a result of this transaction, shareholders of Ohio Series will become shareholders of Tax-Exempt and will receive Class D shares of Tax-Exempt with a value equal to the value of their holdings in Ohio Series. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Multi-State, on behalf of Ohio Series, and Tax-Exempt, attached hereto as Exhibit A. The address of Ohio Series is that of Tax-Exempt set forth above. This Proxy Statement also constitutes a Prospectus of Tax-Exempt, which is dated April 3, 2000, filed by Tax-Exempt with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

   Tax-Exempt is an open-end diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax consistent with preservation of capital. The fund seeks to achieve its objective by investing at least 80% of its assets in securities that pay interest exempt from federal income taxes.

   This Proxy Statement and Prospectus sets forth concisely information about Tax-Exempt that shareholders of Ohio Series should know before voting on the Reorganization Agreement. A copy of the Prospectus for Tax-Exempt dated February 24, 2000, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Tax-Exempt's Annual Report for the fiscal year ended December 31, 1999. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated April 3, 2000, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Multi-State's Prospectus, dated February 25, 2000, and Annual Report for its fiscal year ended November 30, 1999. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROXY STATEMENT AND PROSPECTUS IS DATED APRIL 3, 2000.

                              TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS

                                                                                               PAGE
                                                                                             --------
INTRODUCTION ...............................................................................      1
  General ..................................................................................      1
  Record Date; Share Information ...........................................................      1
  Proxies ..................................................................................      2
  Expenses of Solicitation .................................................................      2
  Vote Required ............................................................................      3
SYNOPSIS ...................................................................................      3
  The Reorganization .......................................................................      3
  Fee Table ................................................................................      4
  Tax Consequences of the Reorganization ...................................................      6
  Comparison of Ohio Series and Tax-Exempt..................................................      6
PRINCIPAL RISK FACTORS .....................................................................      8
THE REORGANIZATION .........................................................................      9
  The Proposal .............................................................................      9
  The Board's Consideration ................................................................      9
  The Reorganization Agreement .............................................................     10
  Tax Aspects of the Reorganization ........................................................     12
  Description of Shares ....................................................................     13
  Capitalization Table (unaudited)..........................................................     13
  Appraisal Rights .........................................................................     13
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS .............................     13
  Investment Objectives and Policies .......................................................     13
  Investment Restrictions ..................................................................     14
ADDITIONAL INFORMATION ABOUT OHIO SERIES AND TAX-EXEMPT.....................................     15
  General ..................................................................................     15
  Financial Information ....................................................................     15
  Management ...............................................................................     15
  Description of Securities and Shareholder Inquiries ......................................     15
  Dividends, Distributions and Taxes .......................................................     15
  Purchases, Repurchases and Redemptions ...................................................     15
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ................................................     16
FINANCIAL STATEMENTS AND EXPERTS ...........................................................     16
LEGAL MATTERS ..............................................................................     16
AVAILABLE INFORMATION ......................................................................     16
OTHER BUSINESS .............................................................................     17
Exhibit A -- Agreement and Plan of Reorganization, dated January 26, 2000, by and between
 Multi-State, on behalf of Ohio Series, and Tax-Exempt .....................................    A-1
Exhibit B -- Prospectus of Tax-Exempt dated February 24, 2000 ................................    B-1

        MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                                 OHIO SERIES
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS

                        PROXY STATEMENT AND PROSPECTUS

                       SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 2000

                                 INTRODUCTION

GENERAL

   This Proxy Statement and Prospectus is being furnished to the shareholders of the Ohio Series ("Ohio Series"), a portfolio of Morgan Stanley Dean Witter Multi-State Municipal Series Trust ("Multi-State"), an open-end non-diversified management investment company, in connection with the solicitation by the Board of Trustees of Multi-State (the "Board") of proxies to be used at the Special Meeting of Shareholders of Ohio Series to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048 at 10:00 A.M., New York time, on June 22, 2000, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about April 12, 2000.

   At the Meeting, Ohio Series shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated January 26, 2000 (the "Reorganization Agreement"), between Multi-State, on behalf of Ohio Series, and Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt") pursuant to which substantially all of the assets of Ohio Series will be combined with those of Tax-Exempt in exchange for Class D shares of Tax-Exempt. As a result of this transaction, Shareholders will become shareholders of Tax-Exempt and will receive Class D shares of Tax-Exempt equal to the value of their holdings in Ohio Series on the date of such transaction (the "Reorganization"). The Class D shares to be issued by Tax-Exempt pursuant to the Reorganization (the "Tax-Exempt Shares") will be issued at net asset value without an initial sales charge. Further information relating to Tax-Exempt is set forth herein and in Tax-Exempt's current Prospectus, dated February 24, 2000 ("Tax-Exempt's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

   The information concerning Ohio Series contained herein has been supplied by Multi-State and the information concerning Tax-Exempt contained herein has been supplied by Tax-Exempt.

RECORD DATE; SHARE INFORMATION

   The Board has fixed the close of business on March 17, 2000 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 1,326,552.612 shares of Ohio Series issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

   No person was known to own of record or beneficially 5% or more of the outstanding shares of Ohio Series as of the Record Date. As of the Record Date, the trustees and officers of Multi-State, as a group, owned less than 1% of the outstanding shares of Ohio Series.

   The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Tax-Exempt as of the Record
Date: Class A -- Morgan Stanley Dean Witter TR FSB, TTEE FBO Richard K. Allen and Dorothy B. Allen Rev Trust Husband and Wife Share, P.O. Box 503, Jersey City, NJ 07311 (6.1%); Howard C. Kauffmann & Suzanne M. Kauffmann JT TEN,
2724 Peachtree Road N.W., Atlanta, GA 30305-2978 (5.9%); Sylvia Corcoran and Edward V. Corcoran JT TEN, 5355 Nautilus Drive, Cape Coral, FL 33904-5973 (5.6%); Robert T. Smylie, 2512 Metropolitan Drive, Trevose, PA 19053-6738 (5.6%); Sharon R. Frank, 338 Waycliffe North, Wayzata, MN 55391-1390 (5.5%). Class C -- Danilo F. Piccinini & Lola Piccinini JT TEN, P.O. Box 5307, Incline Vlg, NV 89450-5307 (6.0%). As of the Record Date, the trustees and officers of Tax-Exempt, as a group, owned less than 1% of the outstanding shares of Tax-Exempt.

PROXIES

   The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Multi-State at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

   In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Ohio Series present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

   The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, are expected to approximate $60,000, of which $30,000 will be borne by Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") and $30,000 will be borne by Ohio Series. Ohio Series and Tax-Exempt will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of

Multi-State, and officers and regular employees of MSDW Advisors and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

   Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

   In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Multi-State, on behalf of Ohio Series, has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.

VOTE REQUIRED

   Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Ohio Series represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Ohio Series will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

   The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Tax-Exempt's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

   The Reorganization Agreement provides for the transfer of substantially all the assets of Ohio Series, subject to stated liabilities, to Tax-Exempt in exchange for the Tax-Exempt Shares. The aggregate net asset value of the Tax-Exempt Shares issued in the exchange will equal the aggregate value of the net assets of Ohio Series received by Tax-Exempt. On or after the closing date scheduled for the Reorganization (the "Closing

Date"), Ohio Series will distribute the Tax-Exempt Shares received by Ohio Series to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Ohio Series and Ohio Series will thereafter be dissolved as a portfolio of Multi-State under Massachusetts law. As a result of the Reorganization, each Shareholder will receive that number of full and fractional Tax-Exempt Shares equal in value to such Shareholder's pro rata interest in the net assets of Ohio Series transferred to Tax-Exempt. Accordingly, as a result of the Reorganization, each Shareholder of Ohio Series will become a holder of Class D shares of Tax-Exempt. Shareholders holding their shares of Ohio Series in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Tax-Exempt; however, such Shareholders will not be able to redeem, transfer or exchange the Tax-Exempt Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

   FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION --THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MULTI-STATE, ON BEHALF OF OHIO SERIES ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF OHIO SERIES AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

   Ohio Series and Tax-Exempt each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. Class D shares of Tax-Exempt do not pay distribution-related fees; however, the other three Classes offered by Tax-Exempt pay fees for the distribution of their shares. The following table briefly describes the fees and expenses that a shareholder of Ohio Series and a Class D shareholder of Tax-Exempt may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by Ohio Series for its fiscal year ended November 30, 1999, and by Class D shares of Tax-Exempt for its fiscal year ended December 31, 1999. The table also sets forth pro forma fees for the surviving combined fund (Tax-Exempt) reflecting what the fee schedule would have been on December 31, 1999, if the Reorganization had been consummated twelve (12) months prior to that date and assuming Class D fees and expenses.

Shareholder Fees

                                                                                          PRO FORMA
                                                                OHIO       TAX-EXEMPT      COMBINED
                                                               SERIES      (CLASS D)      (CLASS D)

                                                            ----------- --------------  -------------

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)                             4.0%(1)      none           none

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS                                                      none          none           none

MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)                                           none          none           none

REDEMPTION FEES                                                 none          none           none

EXCHANGE FEE                                                    none          none           none

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                                                                 PRO FORMA
                                          OHIO      TAX-EXEMPT    COMBINED
                                         SERIES     (CLASS D)    (CLASS D)
                                       ---------- ------------  -----------
MANAGEMENT FEES                           0.35%        0.44%        0.44%
DISTRIBUTION AND SERVICE (12b-1) FEES     0.14%(2)     none         none
OTHER EXPENSES                            0.32%        0.07%        0.07%
TOTAL ANNUAL FUND OPERATING EXPENSES      0.81%        0.51%        0.51%

(1)    Reduced for purchases of $25,000 and over.
(2) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Ohio Series is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts.

EXAMPLE

   To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either Ohio Series or Class D shares of Tax-Exempt or the new combined fund (Tax-Exempt), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

   If a Shareholder SOLD His Shares:

                                 1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                -------- ---------  --------- ----------
Ohio Series....................   $479      $648       $831      $1,360

Tax-Exempt (Class D)...........   $ 52      $164       $285      $  640

Pro Forma Combined (Class D)...   $ 52      $164       $285      $  640


   If a Shareholder HELD His Shares:

                                 1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                -------- ---------  --------- ----------
Ohio Series ...................   $479      $648       $831      $1,360

Tax-Exempt (Class D)...........   $ 52      $164       $285      $  640

Pro Forma Combined (Class D)...   $ 52      $164       $285      $  640


   The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Ohio Series and Tax-Exempt -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.

TAX CONSEQUENCES OF THE REORGANIZATION

   As a condition to the Reorganization, Multi-State, on behalf of Ohio Series, and Tax-Exempt, will receive an opinion of Mayer, Brown & Platt to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by Ohio Series or the shareholders of Ohio Series for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF OHIO SERIES AND TAX-EXEMPT

   INVESTMENT OBJECTIVES AND POLICIES. Ohio Series and Tax-Exempt have partially similar investment objectives. Both Ohio Series and Tax-Exempt seek to provide a high level of current income exempt from federal income tax consistent with the preservation of capital. However, Ohio Series also seeks, as its investment objective, a high level of current income exempt from Ohio state income taxes.

   Tax-Exempt seeks to achieve its investment objective by investing at least 80% of its assets in securities that pay interest exempt from federal income taxes. Ohio Series seeks to achieve its investment objective by investing at least 80% of its assets in securities, the interest of which is exempt from federal and Ohio state income taxes. Income dividend distributions of Tax-Exempt, to the extent derived from municipal obligations, are normally exempt from federal income taxes. Such income dividend distributions, however, are normally not exempt from Ohio personal income taxes. Therefore, shareholders of Ohio Series who become shareholders of Tax-Exempt generally will be subject to Ohio personal income tax on dividend distributions received on their Tax-Exempt Shares.

   Other than as set forth above, the investment policies of Ohio Series and Tax-Exempt are substantially similar; the principal differences between them are described under "Comparison of Investment Objectives, Policies and Restrictions" below.

   INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Ohio Series and Tax-Exempt obtain management services from MSDW Advisors. With respect to Ohio Series, the fund pays MSDW Advisors monthly compensation calculated daily at an annual rate of 0.35% of the fund's average daily net assets. With respect to Tax-Exempt, the fund pays MSDW Advisors monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the fund: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of the daily net assets exceeding $1.25 billion. Each class of shares of Tax-Exempt is subject to the same management fee rates.

   Multi-State has adopted a distribution plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act whereby each series, including Ohio Series, reimburses the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of each respective series' shares. Reimbursement for these expenses is made in monthly payments by, in this case, Ohio Series, to the Distributor, which will in no event exceed amounts equal to payment at the annual rate of 0.15% of the average daily net assets of Ohio Series. There are no 12b-1 fees applicable to Tax-Exempt's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Tax-Exempt shares, see the section entitled "Share Class Arrangements" in Tax-Exempt's Prospectus, attached hereto.

   OTHER SIGNIFICANT FEES. Both Ohio Series and Tax-Exempt pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

   PURCHASES, EXCHANGES AND REDEMPTIONS. Shares of Ohio Series are sold at net asset value plus an initial sales charge of up to 4.0%. The initial sales charge is reduced for certain purchases. Shares of Ohio Series may be redeemed for cash without redemption or other charge at any time at the net asset value per share next determined. Class D shares of Tax-Exempt are currently offered at net asset value and such shares may be redeemed for cash without redemption or other charge at the net asset value per share next determined. Normally, Class D shares of Tax-Exempt are offered only to a limited group of investors. Subsequent to the Reorganization, all Ohio Series shares will be designated Class D shares of Tax-Exempt. However, additional investments (except for reinvestment of distributions received on shares acquired as a result of the Reorganization) in Class D shares of Tax-Exempt (or in Class D shares of any other Morgan Stanley Dean Witter Fund) by Shareholders holding such shares may only be made if those Shareholders are otherwise eligible to purchase Class D shares. Class D shares acquired in the Reorganization may, however, be exchanged for Class D shares of another Morgan Stanley Dean Witter Fund pursuant to Class D's exchange privileges discussed below.

   Tax-Exempt offers four classes of shares (Class A, Class B, Class C and Class D) which differ principally in terms of sales charges, distribution and service fees and ongoing expenses. For further information relating to each of the classes of Tax-Exempt's shares, see the section entitled "Share Class Arrangements" in Tax-Exempt's Prospectus.

   Shares of Ohio Series currently may be exchanged for shares of any other Multi-State series, for Class A shares of any Morgan Stanley Dean Witter Fund that offers its shares in more than one class, for shares of Morgan Stanley Dean Witter Hawaii Municipal Trust, Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and for shares of the five Morgan Stanley Dean Witter Funds that are money market funds. Class D shares of Tax-Exempt may be exchanged for Class D shares of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, or any of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee.

   Both Ohio Series and Tax-Exempt provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Tax-Exempt, see the section entitled "How to Exchange Shares" in Tax-Exempt's Prospectus.

   Both Ohio Series and Tax-Exempt may redeem involuntarily, at net asset value, most accounts valued at less than $100. However, both funds offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased.

   DIVIDENDS. Ohio Series and Tax-Exempt each declare income dividends daily and pay dividends from net investment income monthly. Both Ohio Series and Tax-Exempt distribute net capital gains, if any, at least annually in December. Each, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to both Ohio Series and Tax-Exempt, dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash. As discussed above, Tax-Exempt's income dividend distributions to shareholders are generally exempt from federal income taxes, whereas Ohio Series' dividend distributions are generally exempt from federal and Ohio state income taxes.

                            PRINCIPAL RISK FACTORS

   The share price or net asset value of Tax-Exempt and Ohio Series will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including changes in prevailing interest rates, which cannot be predicted. The principal risks of an investment in either Tax-Exempt or Ohio Series are the risks associated with their respective fixed-income securities which primarily consist of municipal obligations. Fixed income securities are subject to two types of risks: credit risk and interest rate risk.

   Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of certain municipal obligations known as revenue bonds, the credit risk refers to the possibility that the user fees from a project or specified revenue source are insufficient to meet interest and/or principal payment obligations or the credit impairment of the user. Ohio Series is subject to the added credit risk of concentrating its investments in a single state -Ohio. Because Ohio Series concentrates its investments in securities issued by Ohio state and local governments and government authorities, Ohio Series will be significantly affected by the political, economic and regulatory developments concerning those issuers. Should any difficulties develop concerning Ohio issuers' abilities to pay principal and/or interest on their debt obligations, the value and yield of Ohio Series could be adversely affected. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

   Unlike Tax-Exempt, Ohio Series is classified as "non-diversified" and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds such as Tax-Exempt, Ohio Series may invest a greater percentage of its assets in the securities of an individual issuer. Thus, Ohio Series' assets may be concentrated in fewer securities than Tax-Exempt. A decline in the value of those investments may cause Ohio Series' overall value to decline to a greater degree than Tax-Exempt.

   Both Tax-Exempt and Ohio Series may invest a portion of their respective assets in inverse floating rate municipal obligations which are obligations that are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rates on inverse floating rate municipal obligations generally move in the reverse direction of market interest rates. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating but they also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

   Both Tax-Exempt and Ohio Series may invest in municipal lease obligations which are obligations issued by state and local agencies or authorities to finance equipment and facilities. Certain lease obligations contain clauses whereby future payments under the lease are dependent upon annual or periodic legislative appropriations. If these legislative appropriations do not occur, holders of such municipal lease obligations may experience difficulty exercising their rights, including disposition of the property. Both Tax-Exempt and Ohio Series may also invest in futures obligations which are considered speculative in nature and involve certain risks.

   The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Principal Risks" and "Additional Risk Information" in the Prospectus of Multi-State and in Tax-Exempt's Prospectus attached hereto and incorporated herein by reference.

                              THE REORGANIZATION

THE PROPOSAL

   The Board of Trustees of Multi-State, on behalf of Ohio Series, including the Independent Trustees, having reviewed the financial position of Ohio Series and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Ohio Series and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Ohio Series.

THE BOARD'S CONSIDERATION

   At a meeting held on January 26, 2000, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Ohio Series and the Class D shares of Tax-Exempt. The Board also considered other factors, including, but not limited to: the shrinking asset base of Ohio Series which may affect the long-term economic viability of the fund because of higher costs and disadvantageous economies of scale (as of December 31, 1999, Ohio Series had approximately $15.4 million in net assets compared to Tax-Exempt's $1 billion in net assets); a comparison of the differences in the investment objectives, policies, restrictions and portfolios of Ohio Series and Tax-Exempt particularly, that Tax-Exempt seeks income exempt from federal income taxes, whereas Ohio Series seeks income exempt from both federal and Ohio state income taxes; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Ohio Series and Tax-Exempt in connection with the Reorganization.

   In recommending the Reorganization to Shareholders, the Board of Multi-State, on behalf of Ohio Series, considered that the Reorganization would have the following benefits to Shareholders:

   1. Once the Reorganization is consummated, the expenses which would be borne by Class D shareholders of the "combined fund" are expected to be significantly lower on a percentage basis than the expenses per share of Ohio Series although the investment management fee of Tax-Exempt is higher than the investment management fee of Ohio Series. The combined fund's expenses would be lower in part because Class D shares of Tax-Exempt bear no 12b-1 fees, whereas Ohio Series pays a 12b-1 fee of up to 0.15% of its average net assets. Furthermore, the estimated current rate of other expenses to be paid by Class D of the surviving Tax-Exempt (0.07% of average daily net assets) would be lower than the rate of other expenses currently paid by Ohio Series (0.32% of average daily net assets). In addition, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for Ohio Series was higher ( 0.81% for its fiscal year ended November 30, 1999) than the expense ratio for Class D shares of Tax-Exempt (0.51% for its fiscal year ended December 31, 1999).

   2. Shareholders would have the ability to exchange their Class D shares of Tax-Exempt acquired as a result of the Reorganization into Class D shares of any Morgan Stanley Dean Witter Multi-Class Fund. Currently, Shareholders may only exchange into Class A shares of any Morgan Stanley Dean Witter Multi-Class Fund. Class D shares bear lower expenses than Class A shares.

   3. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by Ohio Series or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

   The Board of Trustees of Tax-Exempt, including a majority of the Independent Trustees of Tax-Exempt, also have determined that the Reorganization is in the best interests of Tax-Exempt and its shareholders and that the interests of existing shareholders of Tax-Exempt will not be diluted as a result thereof. The transaction will enable Tax-Exempt to acquire investment securities which are consistent with Tax-Exempt's investment objective, without the costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

   The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

   The Reorganization Agreement provides that (i) Ohio Series will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Ohio Series as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Tax-Exempt on the Closing Date in exchange for the assumption by Tax-Exempt of stated liabilities of Ohio Series, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Ohio Series prepared by the Treasurer of Multi-State, on behalf of Ohio Series, as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Tax-Exempt Shares;
(ii) such Tax-Exempt Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Ohio Series would be dissolved; and (iv) the outstanding shares of Ohio Series would be canceled.

   The number of Tax-Exempt Shares to be delivered to Ohio Series will be determined by dividing the aggregate net asset value of the shares of Ohio Series acquired by Tax-Exempt by the net asset value per share of the Class D shares of Tax-Exempt; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Ohio Series and Tax-Exempt may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, the shares of Ohio Series had an aggregate net asset value (not including any Cash Reserve of Ohio Series) of $100,000. If the net asset value per Class D share of Tax-Exempt were $10 per share at the close of business on the Valuation Date, the number of Class D shares of Tax-Exempt to be issued would be 10,000 ($100,000 / $10). These 10,000 Class D shares of of Tax-Exempt would be distributed to the former shareholders of Ohio Series. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

   On the Closing Date or as soon as practicable thereafter, Ohio Series will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Tax-Exempt Shares it receives.

Each Shareholder will receive Class D shares of Tax-Exempt that corresponds to the shares of Ohio Series currently held by that Shareholder. Tax-Exempt will cause its transfer agent to credit and confirm an appropriate number of Tax-Exempt Shares to each Shareholder. Certificates for Tax-Exempt Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Tax-Exempt. Shareholders who wish to receive certificates representing their Tax-Exempt Shares must, after receipt of their confirmations, make a written request to Tax-Exempt's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of Ohio Series holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Tax-Exempt; however, such Shareholders will not be able to redeem, transfer or exchange the Tax-Exempt Shares received until the old certificates have been surrendered.

   The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Ohio Series or Tax-Exempt. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne, as set forth in this Proxy Statement and Prospectus under "Expenses of Solicitation," by Ohio Series and MSDW Advisors, which expenses are expected to approximate $60,000. Ohio Series and Tax-Exempt will bear all of their respective other expenses associated with the Reorganization.

   The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Multi-State, on behalf of Ohio Series, and Tax-Exempt. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by September 30, 2000, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

   Under the Reorganization Agreement, within one year after the Closing Date, Multi-State, on behalf of Ohio Series, shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Ohio Series that received Tax-Exempt Shares. Ohio Series shall be dissolved as a portfolio of Multi-State under Massachusetts law promptly following the distributions of shares of Tax-Exempt to Shareholders of record of Ohio Series.

   The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Ohio Series (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Tax-Exempt Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Ohio Series recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

   Shareholders will continue to be able to redeem their shares of Ohio Series at net asset value next determined after receipt of the redemption request until the close of business on the business day next preceding the Closing Date. Redemption requests received by Multi-State, on behalf of Ohio Series, thereafter will be treated as requests for redemption of shares of Tax-Exempt.

TAX ASPECTS OF THE REORGANIZATION

   At least one but not more than 20 business days prior to the Valuation Date, Ohio Series will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Ohio Series' investment company taxable income for all periods since the inception of Ohio Series through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Ohio Series' net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

   The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

   As a condition to the Reorganization, Multi-State, on behalf of Ohio Series, and Tax-Exempt will receive an opinion of Mayer, Brown & Platt to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by Multi-State, on behalf of Ohio Series, and Tax-Exempt (including a representation to the effect that Tax-Exempt has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of Ohio Series acquired in the Reorganization except for dispositions made in the ordinary course of business):

   1. The transfer of Ohio Series' assets in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of certain stated liabilities of Ohio Series followed by the distribution by Ohio Series of the Tax-Exempt Shares to Shareholders in exchange for their Ohio Series shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Ohio Series and Tax-Exempt will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

   2. No gain or loss will be recognized by Tax-Exempt upon the receipt of the assets of Ohio Series solely in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities of Ohio Series;

   3. No gain or loss will be recognized by Ohio Series upon the transfer of the assets of Ohio Series to Tax-Exempt in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities or upon the distribution of Tax-Exempt Shares to Shareholders in exchange for their Ohio Series shares;

   4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Ohio Series for the Tax-Exempt Shares;

   5. The aggregate tax basis for the Tax-Exempt Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Ohio Series held by each such Shareholder immediately prior to the Reorganization;

   6. The holding period of the Tax-Exempt Shares to be received by each Shareholder will include the period during which the shares in Ohio Series surrendered in exchange therefor were held (provided such shares in Ohio Series were held as capital assets on the date of the Reorganization);

   7. The tax basis of the assets of Ohio Series acquired by Tax-Exempt will be the same as the tax basis of such assets of Ohio Series immediately prior to the Reorganization; and

   8. The holding period of the assets of Ohio Series in the hands of Tax-Exempt will include the period during which those assets were held by Ohio Series.

   SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

   Class D shares of Tax-Exempt to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Tax-Exempt and transferable without restrictions and will have no preemptive rights. As stated above, Class D shares of Tax-Exempt are not subject to any sales charge on purchase or redemption or any 12b-1 fee.

CAPITALIZATION TABLE (UNAUDITED)

    The following table sets forth the capitalization of Tax-Exempt and Ohio Series as of January 31, 2000 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                                NET ASSET
                                                                    SHARES        VALUE
                                                   NET ASSETS     OUTSTANDING   PER SHARE
                                                 -------------- -------------  -----------
Ohio Series .................................... $   15,265,391    1,517,050      $10.06
Tax-Exempt:
 (Class A)...................................... $   17,997,261    1,638,873      $10.98
 (Class B)...................................... $  137,547,537   12,473,473      $11.03
 (Class C)...................................... $    9,761,306      887,027      $11.00
 (Class D)...................................... $  834,614,583   76,058,734      $10.97
Total Tax-Exempt (Class A - D) ................. $  999,920,687       --            --
                                                                -------------  -----------
Combined Fund (pro forma)(Tax-Exempt after the
 Reorganization)
 (Class A)...................................... $   17,997,261    1,638,873      $10.98
 (Class B)...................................... $  137,547,537   12,473,473      $11.03
 (Class C)...................................... $    9,761,306      887,027      $11.00
 (Class D)...................................... $  849,879,974   77,450,292      $10.97
Total Combined Fund (pro forma)(Class A - D) ... $1,015,186,078       --            --
                                                                -------------  -----------


APPRAISAL RIGHTS

   Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

   Ohio Series and Tax-Exempt have partially similar investment objectives. Ohio Series seeks to provide a high level of current income exempt from both federal and Ohio state income taxes, consistent with preservation of capital. Tax-Exempt seeks to provide a high level of current income exempt from federal income tax consistent with preservation of capital.

   Both Ohio Series and Tax-Exempt invest at least 80% of their respective assets in securities that pay interest exempt from federal income taxes, and with respect to Ohio Series, Ohio state income taxes, in accordance with their respective investment objectives set forth above. Tax-Exempt invests at least 75% of its assets in (i) municipal bonds rated within the three highest grades by either Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch"); (ii) municipal notes rated within the two highest grades by Moody's, S&P or Fitch, or, if not rated, have outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and (iii) municipal commercial paper rated within the highest grade by such organizations. By contrast, Ohio Series may invest any amount of its assets in municipal bonds rated within the four highest rating categories, and in municipal notes rated within the two highest rating categories but, if unrated, they must have bonds outstanding rated within the four highest categories. Like Tax-Exempt, Ohio Series may invest without limitation in municipal notes rated within the highest rating category. In addition, Tax-Exempt is permitted to invest up to 5% of its assets in municipal obligations rated below investment grade, commonly known as "junk bonds," whereas, Ohio Series may not invest in municipal obligations rated below investment grade. Unrated securities may only be purchased by either Ohio Series or Tax-Exempt if such securities are judged by the Investment Manager to be of comparable quality to the rated securities described above.

   Both Ohio Series and Tax-Exempt may invest up to 10% of their respective assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rates on the obligations will increase and if market interest rates increase, the interest rates on the obligations will fall.

   Both Ohio Series and Tax-Exempt may invest up to 20% of their respective assets in taxable money market instruments. Ohio Series may invest up to 20% of its assets in tax-exempt securities of other states and municipalities. (Tax-Exempt may invest any amount of its assets in municipal obligations of any state.)

   Ohio Series may invest any amount of its assets in securities that pay interest subject to the "alternative minimum tax" ("AMT") with the result that some taxpayers may have to pay tax on income distributions from the Ohio Series. Tax-Exempt may only invest up to 20% of its assets in securities subject to the AMT unless the fund has adopted a temporary defensive posture as set forth below.

   Both Ohio Series and Tax-Exempt may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in attempting to respond to adverse market conditions. In doing so, Ohio Series may invest any amount of its assets in taxable money market securities or, in the highest grade municipal obligations issued by states other than Ohio where interest on such obligations would normally be exempt from federal income tax but not from Ohio income tax. In addition, during such a defensive posture, Tax-Exempt may also invest any amount of its assets in taxable securities, or in tax-exempt securities subject to the AMT.

   Both Ohio Series and Tax-Exempt may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase variable and floating rate municipal obligations, (iv) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (v) purchase industrial revenue bonds, including lease obligations, and private activity bonds, (vi) invest in zero coupon securities, (vii) lend their portfolio securities and (viii) enter into options and futures transactions. Additionally, Tax-Exempt may purchase securities on a when, as and if issued basis.

   The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in Tax-Exempt's Prospectus and "Principal Investment Strategy" and "Additional Investment Strategy Information" in Multi-State's Prospectus; and "Description of the Fund and Its Investments and Risks" in Tax-Exempt's Statement of Additional Information and "Description of the Fund and the Investments and Risks of the Series" in Multi-State's Statement of Additional Information.

INVESTMENT RESTRICTIONS

   The investment restrictions adopted by Ohio Series and Tax-Exempt as fundamental policies are substantially similar and are summarized under the caption "Description of the Fund and Its Investments and

Risks -- Fund Policies/Investment Restrictions" in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Tax-Exempt may not invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities); Ohio Series, because it is a non-diversified fund, has no such investment restriction but limits its investments of 5% or more in the securities of any one issuer as to 50% of its total assets in order to qualify as a regulated investment company under Subchapter M of the Code; (b) Tax-Exempt may not purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities); Ohio Series has no such investment restriction; and (c) Tax-Exempt may not invest more than 5% of the value of its total assets in taxable securities of issuers (other than U.S. Government securities) that have a record, together with predecessors, of less than three years of continuous operation; Ohio Series has no such investment restriction.

                   ADDITIONAL INFORMATION ABOUT OHIO SERIES
                                AND TAX-EXEMPT

GENERAL

   For a discussion of the organization and operation of Tax-Exempt and Ohio Series, see "Fund Management" and "Investment Objective" in their respective Prospectuses.

FINANCIAL INFORMATION

   For certain financial information about Tax-Exempt and Ohio Series, see "Financial Highlights" and "Past Performance" in their respective
Prospectuses.

MANAGEMENT

   For information about the respective Board of Trustees, Investment Manager, and the Distributor of Tax-Exempt and Ohio Series, see "Fund Management" in their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

   For a description of the nature and most significant attributes of shares of Ohio Series and Tax-Exempt, and information regarding shareholder inquiries, see "Capital Stock and Other Securities" in their respective Statements of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES

   For a discussion of Tax-Exempt's and Ohio Series' policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax
Consequences" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

   For a discussion of how Tax-Exempt's and Ohio Series' shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in their respective Prospectuses.

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

   For a discussion of Tax-Exempt's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 1999 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Ohio Series, see Multi-State's Annual Report for its fiscal year ended November 30, 1999.

                       FINANCIAL STATEMENTS AND EXPERTS

   The financial statements of Tax-Exempt, for the year ended December 31, 1999, and Ohio Series, for the year ended November 30, 1999 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.

                                LEGAL MATTERS

   Certain legal matters concerning the issuance of shares of Tax-Exempt will be passed upon by Mayer, Brown & Platt, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.

                            AVAILABLE INFORMATION

   Additional information about Ohio Series and Tax-Exempt is available, as applicable, in the following documents which are incorporated herein by reference: (i) Tax-Exempt's Prospectus dated February 24, 2000, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 23 to Tax-Exempt's Registration Statement on Form N-1A (File Nos. 2-66268; 811-2979); (ii) Tax-Exempt's Annual Report for its fiscal year ended December 31, 1999, accompanying this Proxy Statement and Prospectus; (iii) Multi-State's Prospectus dated February 25, 2000, which Prospectus forms a part of Post-Effective Amendment No. 12 to Multi-State's Registration Statement on Form N-1A (File Nos. 33-37562; 811-6208); and (iv) Multi-State's Annual Report for its fiscal year ended November 30, 1999. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

   Ohio Series and Tax-Exempt are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Ohio Series and Tax-Exempt which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                OTHER BUSINESS

   Management of Ohio Series knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Trustees


                                          Barry Fink,
                                          Secretary

April 7, 2000

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 26th day of January, 2000, by and between MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST, a Massachusetts business trust ("Tax-Exempt") and MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST, a Massachusetts business trust ("Multi-State"), on behalf of its series, OHIO SERIES ("Ohio Series"). (Where appropriate, references to Ohio Series mean Multi-State, on behalf of Ohio Series.)

   This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Tax-Exempt of substantially all of the assets of Ohio Series in exchange for the assumption by Tax-Exempt of all stated liabilities of Ohio Series and the issuance by Tax-Exempt of Class D shares of beneficial interest, par value $0.01 per share (the "Tax-Exempt Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Ohio Series in liquidation of Ohio Series as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF OHIO SERIES

   1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Ohio Series agrees to assign, deliver and otherwise transfer the Ohio Series Assets (as defined in paragraph 1.2) to Tax-Exempt and Tax-Exempt agrees in exchange therefor to assume all of Ohio Series stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Ohio Series the number of Tax-Exempt Shares, including fractional Tax-Exempt Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

   1.2 (a) The "Ohio Series Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Ohio Series, and any deferred or prepaid expenses shown as an asset on Ohio Series' books on the Valuation Date.

   (b) On or prior to the Valuation Date, Multi-State will provide Tax-Exempt with a list of all of Ohio Series assets to be assigned, delivered and otherwise transferred to Tax-Exempt and of the stated liabilities to be assumed by Tax-Exempt pursuant to this Agreement. Ohio Series reserves the right to sell any of the securities on such list but will not, without the prior approval of Tax-Exempt, acquire any additional securities other than securities of the type in which Tax-Exempt is permitted to invest and in amounts agreed to in writing by Tax-Exempt. Tax-Exempt will, within a reasonable time prior to the Valuation Date, furnish Ohio Series with a statement of Tax-Exempt's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Tax-Exempt's investment objective, policies and restrictions. In the event that Ohio Series holds any investments that Tax-Exempt is not permitted to hold, Ohio Series will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Ohio Series and Tax-Exempt, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Tax-Exempt with respect to such investments, Ohio Series if requested by Tax-Exempt will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

   1.3 (a) Ohio Series will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Tax-Exempt will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Ohio Series prepared by the Treasurer of Multi-State, on behalf of Ohio Series, as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

   (b) On the Valuation Date, Ohio Series may establish a cash reserve, which shall not exceed 5% of Ohio Series' net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Ohio Series and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

   1.4 In order for Ohio Series to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Ohio Series will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

   1.5 On the Closing Date or as soon as practicable thereafter, Ohio Series will distribute Tax-Exempt Shares received by Ohio Series pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Ohio Series Shareholders"). Each Ohio Series Shareholder will receive Class D shares of Tax-Exempt. Such distribution will be accomplished by an instruction, signed by the Secretary of Multi-State, to transfer Tax-Exempt Shares then credited to Ohio Series' account on the books of Tax-Exempt to open accounts on the books of Tax-Exempt in the names of the Ohio Series Shareholders and representing the respective pro rata number of Tax-Exempt Shares due such Ohio Series Shareholders. All issued and outstanding shares of Ohio Series simultaneously will be canceled on Ohio Series' books; however, share certificates representing interests in Ohio Series will represent a number of Tax-Exempt Shares after the Closing Date as determined in accordance with paragraph 2.3. Tax-Exempt will issue certificates representing Tax-Exempt Shares in connection with such exchange only upon the written request of a Ohio Series Shareholder.

   1.6 Ownership of Tax-Exempt Shares will be shown on the books of Tax-Exempt's transfer agent. Tax-Exempt Shares will be issued in the manner described in Tax-Exempt's current Prospectus and Statement of Additional Information.

   1.7 Any transfer taxes payable upon issuance of Tax-Exempt Shares in a name other than the registered holder of Tax-Exempt Shares on Ohio Series' books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Tax-Exempt Shares are to be issued and transferred.

   1.8 Any reporting responsibility of Multi-State, on behalf of Ohio Series, is and shall remain the responsibility of Multi-State up to and including the date on which Ohio Series is dissolved pursuant to paragraph 1.9.

   1.9 Within one year after the Closing Date, Ohio Series shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Ohio Series as of the close of business on the

Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Ohio Series, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Ohio Series for federal income tax purposes, or
(ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Ohio Series shall be dissolved as a portfolio of Multi-State under Massachusetts law, promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

   1.10 Copies of all books and records maintained on behalf of Ohio Series in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Tax-Exempt or their designee and Tax-Exempt or its designee shall comply with applicable record retention requirements to which Ohio Series is subject under the 1940 Act.

2. VALUATION

   2.1 The value of the Ohio Series Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Ohio Series of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Tax-Exempt's then current Prospectus and Statement of Additional Information.

   2.2 The net asset value of a Tax-Exempt Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Tax-Exempt's then current Prospectus and Statement of Additional Information.

   2.3 The number of Tax-Exempt Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Ohio Series shares (determined in accordance with paragraph 2.1) by the net asset value per share of Class D shares of Tax-Exempt (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of the shares of Ohio Series shall not include the amount of the Cash Reserve.

   2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Tax-Exempt. Tax-Exempt shall cause MSDW Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

   3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

   3.2 Portfolio securities held by Ohio Series and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Tax-Exempt, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Ohio Series to the Custodian for the account of Tax-Exempt on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Tax-Exempt Securities Trust."

   3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Tax-Exempt and Ohio Series, accurate appraisal of the value of the net assets of Tax-Exempt or the Ohio Series Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

   3.4 If requested, Multi-State shall deliver to Tax-Exempt or its designee
(a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Ohio Series Shareholders and the number and percentage ownership of outstanding Ohio Series shares owned by each such Ohio Series Shareholder, all as of the Valuation Date, and
(b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Ohio Series Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Tax-Exempt shall issue and deliver to such Secretary a confirmation evidencing delivery of Tax-Exempt Shares to be credited on the Closing Date to Ohio Series or provide evidence satisfactory to Ohio Series that such Tax-Exempt Shares have been credited to Ohio Series' account on the books of Tax-Exempt. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF TAX-EXEMPT AND OHIO SERIES

   4.1 Except as otherwise expressly provided herein with respect to Ohio Series, Tax-Exempt and Ohio Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

   4.2 Tax-Exempt will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Tax-Exempt Shares ("Registration Statement"). Multi-State will provide Tax-Exempt with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Multi-State will further provide Tax-Exempt with such other information and documents relating to Ohio Series as are reasonably necessary for the preparation of the Registration Statement.

   4.3 Multi-State will call a meeting of the Ohio Series shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Multi-State will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Tax-Exempt will furnish Multi-State with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Tax-Exempt as is reasonably necessary for the preparation of the Proxy Materials.

   4.4 Multi-State will assist Tax-Exempt in obtaining such information as Tax-Exempt reasonably requests concerning the beneficial ownership of Ohio Series shares.

   4.5 Subject to the provisions of this Agreement, Tax-Exempt and Multi-State will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   4.6 Multi-State shall furnish or cause to be furnished to Tax-Exempt within 30 days after the Closing Date a statement of Ohio Series' assets and liabilities as of the Closing Date, which statement shall be certified by Multi-State's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Ohio Series shall furnish Tax-Exempt, in such form as is reasonably satisfactory to Tax-Exempt, a statement certified by Multi-State's Treasurer of earnings and profits of Ohio Series for Federal income tax purposes that will be carried over to Tax-Exempt pursuant to Section 381 of the Code.

   4.7 As soon after the Closing Date as is reasonably practicable, Multi-State (a) shall prepare and file all Federal and other tax returns and reports of Ohio Series required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and
(b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

   4.8 Tax-Exempt agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

   5.1 Tax-Exempt represents and warrants to Multi-State, on behalf of Ohio Series, as follows:

     (a) Tax-Exempt is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Tax-Exempt is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Tax-Exempt have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Tax-Exempt are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Tax-Exempt is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Tax-Exempt conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Tax-Exempt is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Tax-Exempt's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Tax-Exempt is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Tax-Exempt or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Tax-Exempt knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 1999, of Tax-Exempt audited by PricewaterhouseCoopers LLP (copies of which have been furnished to Ohio Series), fairly present, in all material respects, Tax-Exempt's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Tax-Exempt (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Tax-Exempt Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Tax-Exempt's current Prospectus incorporated by reference in the Registration Statement. Tax-Exempt does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Tax-Exempt, and this Agreement constitutes a valid and binding obligation of Tax-Exempt enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Tax-Exempt's performance of this Agreement;

     (j) Tax-Exempt Shares to be issued and delivered to Ohio Series, for the account of the Ohio Series Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Tax-Exempt Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

     (k) All material Federal and other tax returns and reports of Tax-Exempt required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Tax-Exempt's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Tax-Exempt has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Tax-Exempt to continue to meet the requirements of Subchapter M of the Code;

     (m) Since December 31, 1999 there has been no change by Tax-Exempt in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Tax-Exempt for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Tax-Exempt) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

   5.2 Multi-State, on behalf of Ohio Series, represents and warrants to Tax-Exempt as follows:

     (a) Multi-State is a series of a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Multi-State is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Ohio Series have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Ohio Series are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Multi-State is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Multi-State conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Multi-State is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Multi-State's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Multi-State is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Ohio Series or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Multi-State knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Multi-State for the year ended November 30, 1999, audited by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to Tax-Exempt) fairly present, in all material respects, Ohio Series' financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Ohio Series (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Multi-State has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Ohio Series are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Multi-State's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Ohio Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Tax-Exempt pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Multi-State, and subject to the approval of Ohio Series' shareholders, this Agreement constitutes a valid and binding obligation of Multi-State, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Multi-State's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Ohio Series required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Ohio Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Ohio Series, has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Ohio Series to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Multi-State will have good and valid title to the Ohio Series Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Ohio Series which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Tax-Exempt will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Ohio Series' shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective

     Tax-Exempt Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Multi-State for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Ohio Series will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Multi-State has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Ohio Series is not acquiring Tax-Exempt Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF OHIO SERIES

   The obligations of Multi-State to consummate the transactions provided for herein shall be subject, at its election, to the performance by Tax-Exempt of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   6.1 All representations and warranties of Tax-Exempt contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2 Tax-Exempt shall have delivered to Ohio Series, a certificate of its President and Treasurer, in a form reasonably satisfactory to Multi-State and dated as of the Closing Date, to the effect that the representations and warranties of Tax-Exempt made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Multi-State shall reasonably request;

   6.3 Multi-State, on behalf of Ohio Series, shall have received a favorable opinion from Mayer, Brown & Platt, counsel to Tax-Exempt, dated as of the Closing Date, to the effect that:

     (a) Tax-Exempt is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Tax-Exempt is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Tax-Exempt and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Ohio Series, is a valid and binding obligation of Tax-Exempt enforceable against Tax-Exempt in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorgani-zation, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Tax-Exempt Shares to be issued to Ohio Series Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's Statement of Additional Information), and no shareholder of Tax-Exempt has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Tax-Exempt's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and
    (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Tax-Exempt of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

   6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees from those described in Tax-Exempt's Prospectus dated February 24, 2000 and Statement of Additional Information dated February 24, 2000.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-EXEMPT

   The obligations of Tax-Exempt to complete the transactions provided for herein shall be subject, at its election, to the performance by Multi-State, on behalf of Ohio Series, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1 All representations and warranties of Multi-State contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2 Multi-State shall have delivered to Tax-Exempt at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Tax-Exempt and dated as of the Closing Date, to the effect that the representations and warranties of Multi-State made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Tax-Exempt shall reasonably request;

   7.3 Multi-State shall have delivered to Tax-Exempt a statement of the Ohio Series Assets and its liabilities, together with a list of Ohio Series' portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Multi-State;

   7.4 Multi-State shall have delivered to Tax-Exempt within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Multi-State for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Ohio Series for the periods covered thereby, (b) for the period from November 30, 1999 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from November 30, 1999 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Ohio Series would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

   7.5 Tax-Exempt shall have received at the Closing a favorable opinion from Mayer, Brown & Platt, counsel to Multi-State, dated as of the Closing Date to the effect that:

     (a) Multi-State is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Multi-State is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Multi-State and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Tax-Exempt, is a valid and binding obligation of Multi-State enforceable against Multi-State in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Multi-State's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Multi-State of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

   7.6 On the Closing Date, the Ohio Series Assets shall include no assets that Tax-Exempt, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-EXEMPT
   AND OHIO SERIES

   The obligations of Multi-State, on behalf of Ohio Series, and Tax-Exempt hereunder are each subject to the further conditions that on or before the Closing Date:

   8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Ohio Series in accordance with the provisions of Multi-State's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Tax-Exempt;

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Tax-Exempt or Multi-State to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Tax-Exempt or Ohio Series;

   8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

   8.5 Ohio Series shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Ohio Series Shareholders all of Ohio Series' investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

   8.6 The parties shall have received the opinion of the law firm of Mayer, Brown & Platt (based on such representations as such law firm shall reasonably request), addressed to Tax-Exempt and Multi-State, on behalf of Ohio Series, which opinion may be relied upon by the shareholders of Ohio Series, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of Ohio Series' assets in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of certain stated liabilities of Ohio Series followed by the distribution by Ohio Series of Tax-Exempt Shares to the Ohio Series Shareholders in exchange for their Ohio Series shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Ohio Series and Tax-Exempt will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Tax-Exempt upon the receipt of the assets of Ohio Series solely in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities of Ohio Series;

     (c) No gain or loss will be recognized by Ohio Series upon the transfer of the assets of Ohio Series to Tax-Exempt in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities or upon the distribution of Tax-Exempt Shares to the Ohio Series Shareholders in exchange for their Ohio Series shares;

     (d) No gain or loss will be recognized by the Ohio Series Shareholders upon the exchange of the Ohio Series shares for Tax-Exempt Shares;

     (e) The aggregate tax basis for Tax-Exempt Shares received by each Ohio Series Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Ohio Series Shares held by each such Ohio Series Shareholder immediately prior to the Reorganization;

     (f) The holding period of Tax-Exempt Shares to be received by each Ohio Series Shareholder will include the period during which the Ohio Series Shares surrendered in exchange therefor were held (provided such Ohio Series Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Ohio Series acquired by Tax-Exempt will be the same as the tax basis of such assets to Ohio Series immediately prior to the Reorganization; and

     (h) The holding period of the assets of Ohio Series in the hands of Tax-Exempt will include the period during which those assets were held by Ohio Series.

   Notwithstanding anything herein to the contrary, neither Tax-Exempt nor Ohio Series may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

   9.1 (a) Tax-Exempt shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Ohio Series and Morgan Stanley Dean Witter Advisors Inc. shall bear, as set forth in the Proxy Statement and Prospectus contained in the Registration Statement, certain expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses incurred in connection with the consummation of the transactions contemplated herein. Ohio Series shall bear any other expenses in connection with the provisions of this Agreement including certain other legal and accounting fees and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

   (b) In the event the transactions contemplated herein are not consummated by reason of Ohio Series being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Ohio Series' obligations specified in this Agreement), Ohio Series' only obligation hereunder shall be to reimburse Tax-Exempt for all reasonable out-of-pocket fees and expenses incurred by Tax-Exempt in connection with those transactions.

   (c) In the event the transactions contemplated herein are not consummated by reason of Tax-Exempt being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Tax-Exempt's obligations specified in this Agreement), Tax-Exempt's only obligation hereunder shall be to reimburse Ohio Series for all reasonable out-of-pocket fees and expenses incurred by Ohio Series in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1 This Agreement constitutes the entire agreement between the parties.

   10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Multi-State hereunder shall not survive the dissolution and complete liquidation of Ohio Series in accordance with Section 1.9.

11. TERMINATION

   11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Multi-State, on behalf of Ohio Series, and Tax-Exempt;

     (b) by either Tax-Exempt or Multi-State, on behalf of Ohio Series, by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before September 30, 2000; or

     (c) by either Tax-Exempt or Multi-State, on behalf of Ohio Series, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Ohio Series shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Tax-Exempt or Multi-State, or the trustees or officers of Tax-Exempt or Multi-State, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Tax-Exempt or Multi-State, or the trustees or officers of Tax-Exempt or Multi-State, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13. MISCELLANEOUS

   13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

   13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   13.5 The obligations and liabilities of Tax-Exempt hereunder are solely those of Tax-Exempt. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Tax-Exempt shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Tax-Exempt and signed by authorized officers of Tax-Exempt acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

   13.6 The obligations and liabilities of Multi-State hereunder are solely those of Multi-State. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Ohio Series shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Multi-State and signed by authorized officers of Multi-State acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

             MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                                  on behalf of OHIO SERIES

                                 By:  /s/ CHARLES A. FIUMEFREDDO
                                      ---------------------------------------
                                      Name:  Charles A. Fiumefreddo
                                      Title: Chairman

             MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

                                 By:  /s/ BARRY FINK
                                      ---------------------------------------
                                      Name:  Barry Fink
                                      Title: Vice President

                                                 PROSPECTUS - FEBRUARY 24, 2000

                                                                      Exhibit B

MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------
                                                    TAX-EXEMPT SECURITIES TRUST


[GRAPHIC OMITTED]


A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH THE PRESERVATION OF CAPITAL


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective ..........................    1
                            Principal Investment Strategies ...............    1
                            Principal Risks ...............................    2
                            Past Performance ..............................    4
                            Fees and Expenses .............................    6
                            Additional Investment Strategy Information ....    7
                            Additional Risk Information ...................    8
                            Fund Management ...............................    9

Shareholder Information     Pricing Fund Shares ...........................   10
                            How to Buy Shares .............................   10
                            How to Exchange Shares ........................   12
                            How to Sell Shares ............................   14
                            Distributions .................................   16
                            Tax Consequences ..............................   16
                            Share Class Arrangements ......................   18

Financial Highlights        ...............................................   25

Our Family of Funds         .................................. Inside Back Cover


         This Prospectus contains important information about the Fund.
           Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]


INVESTMENT OBJECTIVE
--------------------

Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)

The Fund will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. At least 75% of these municipal obligations will have the following ratings at the time of purchase:


o  municipal bonds --                 within the three highest grades by
                                      Moody's Investors Service Inc.
                                      ("Moody's"), Standard & Poor's
                                      Corporation ("S&P"), or Fitch IBCA,
                                      Inc. ("Fitch");

o  municipal notes --                 within the two highest grades or, if
                                      not rated, have outstanding bonds
                                      within the three highest grades by
                                      Moody's, S&P or Fitch; and

o  municipal commercial paper --      within the highest grade by
                                      Moody's, S&P or Fitch.


The Fund may invest up to 25% of its assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, the Fund may only invest up to 5% of its assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").


The Fund may invest up to 10% of its assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.


The Fund may invest up to 20% of its assets in taxable money market instruments or securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.


[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Credit and Interest Rate Risks. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. As a general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


                      HOW INTEREST RATES AFFECT BOND PRICES

                                        PRICE PER $1,000 OF A MUNICIPAL BOND
                                                 IF INTEREST RATES:
                                           INCREASE*          DECREASE**
YEARS TO
MATURITY   BOND MATURITY    COUPON            1%      2%         1%        2%
  1             2000         3.95%           $990    $981      $1,010    $1,020
  5             2004         4.70%           $957    $916      $1,045    $1,093
  10            2009         5.05%           $926    $858      $1,082    $1,171
  20            2019         5.80%           $892    $799      $1,128    $1,278
  30            2029         5.95%           $875    $773      $1,155    $1,350

Source: Municipal Market Data (a division of Thomson Financial Municipal Group); "Aaa" yield curve as of 12/31/99. The table is not representative of price changes for inverse floating rate municipal obligations which typically respond to changes in interest rates to a greater extent than comparable obligations. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

* Assumes no effect from market discount calculation.

**Assumes bonds are non-callable.

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.


Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its lease obligations investments. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class D shares has varied from year to year over the past 10 calendar years.
(end sidebar)

[GRAPHIC OMITTED]

                      ANNUAL TOTAL RETURNS--CALENDAR YEARS

                           YEAR           PERCENTAGE
                           1990              5.86%
                           1991             12.71%
                           1992              9.09%
                           1993             11.23%
                           1994             -5.55%
                           1995             17.37%
                           1996              3.61%
                           1997              8.73%
                           1998              6.11%
                           1999             -2.71%

The bar chart reflects the performance of Class D shares. All shares held prior to the Fund adopting its Multi-Class Structure on July 28, 1997 were designated Class D Shares. Prior to that date, shares were subject to a front-end sales charge, which is not reflected in the bar chart. The performance of the other Classes will differ because the Classes have different ongoing fees.


(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)


During the periods shown in the bar chart, the highest return for a calendar quarter was 6.89% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.50% (quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
Class A(1)                                 -6.95%        5.27%          5.73%
Class B(2)                                 -7.86%         --             --
Class C(2)                                 -4.29%         --             --
Class D(3)                                 -2.71%        6.42%          6.44%
Lehman Brothers Municipal Bond Index(4)    -2.06%        6.91%          6.89%

1 Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.00% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.
2   Classes B and C commenced operations on July 28, 1997.
3 Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.
4 The Lehman Brothers Municipal Bond Index tracks the performance of Municipal bonds with maturities of 2 years or more and a minimum credit rating of Baa or BBB, as measured by Moody's Investor Service, Inc. or Standard & Poor's Corp. The Index does not include any expenses, fees, or changes. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]


FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

                                                    CLASS A     CLASS B     CLASS C     CLASS D
  SHAREHOLDER FEES
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        4.25%1      None        None        None
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)              None2       5.00%3      1.00%4      None

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 1999.
(end sidebar)

ANNUAL FUND OPERATING EXPENSES
Management fee                                       0.44%       0.44%       0.44%       0.44%
Distribution and service (12b-1) fees                0.13%       0.60%       0.70%       None
Other expenses                                       0.07%       0.07%       0.07%       0.07%
Total annual Fund operating expenses                 0.64%       1.11%       1.21%       0.51%

1  Reduced for purchases of $25,000 and over.
2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
4  Only applicable if you sell your shares within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.

                   IF YOU SOLD YOUR SHARES:                IF YOU HELD YOUR SHARES:
            1 YEAR   3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
  CLASS A    $488      $621      $767     $1,189      $488     $621      $767      $1,189
  CLASS B    $613      $653      $812     $1,352      $113     $353      $612      $1,352
  CLASS C    $223      $384      $665     $1,466      $123     $384      $665      $1,466
  CLASS D    $52       $164      $285     $640        $52      $164      $285      $640

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.




[GRAPHIC OMITTED]


ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal strategies.

Lease Obligations. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts of municipalities. Generally, state and local agencies or authorities issue lease obligations to acquire equipment and facilities for public and private purposes.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.




[GRAPHIC OMITTED]


ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.


Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.


Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

[GRAPHIC OMITTED]


FUND MANAGEMENT
----------------

(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of January 31, 2000.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


The Fund's portfolio is managed within the Investment Manager's Tax-Exempt Group. James F. Willison, Senior Vice President and Director of the Tax-Exempt Fixed-Income Group of the Investment Manager has been a primary portfolio manager of the Fund since its inception. Joseph R. Arcieri, Senior Vice President of the Investment Manager, has been a primary portfolio manager of the Fund since February 1997. Mr. Willison and Mr. Arcieri have been portfolio managers with the Investment Manager for over five years.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 1999, the Fund accrued total compensation to the Investment Manager amounting to 0.44% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

An exception to the Fund's general pricing policy concerns its short-term debt securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]

HOW TO BUY SHARES
-----------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdw.com/individual/funds
(end sidebar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor. Your Financial Advisor or other authorized financial representative will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
                                        MINIMUM INVESTMENT
INVESTMENT OPTIONS                   INITIAL      ADDITIONAL
Regular Accounts                     $1,000         $100
EasyInvest(SM)
(Automatically from your
checking or savings account
or Money Market Fund)                $100*          $100*

*  Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Tax-Exempt Securities Trust.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.


Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.



CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS                PROCEDURES
Contact Your           To sell your shares, simply call your Morgan Stanley
Financial Advisor      Dean Witter Financial Advisor or other authorized
                       financial representative.

[GRAPHIC OMITTED]      Payment will be sent to the address to which the account
                       is registered or deposited in your brokerage account.

By Letter              You can also sell your shares by writing a
                       "letter of instruction" that includes:
                       o your account number;
                       o the dollar amount or the number
                         of shares you wish to sell;
                       o the Class of shares you wish to sell; and
[GRAPHIC OMITTED]      o the signature of each owner as it appears on the
                         account.

                       If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                       Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                       A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic             If your investment in all of the Morgan Stanley Dean
Withdrawal Plan        Witter Family of Funds has a total Withdrawal Plan
[GRAPHIC OMITTED]      market value of at least $10,000, you may elect to
                       withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                       $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.

                       Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.

                       To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                       --------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.


Payment may be postponed or the right to sell your shares suspended, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


You need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

Taxes on Distributions. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.


Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.


If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.


If the Fund makes any capital gain distributions, those distributions will normally be subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.


The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                                                                   MAXIMUM
CLASS     SALES CHARGE                                         ANNUAL 12B-1 FEE
  A       Maximum 4.25% initial sales charge reduced for
          purchases of $25,000 or more; shares sold
          without an initial sales charge are generally
          subject to a 1.0% CDSC during the first year               0.25%
  B       Maximum 5.0% CDSC during the first year
          decreasing to 0% after six years                           0.60%
  C       1.0% CDSC during the first year                            0.70%
  D       None                                                       None


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

                                                   FRONT-END SALES CHARGE
AMOUNT OF                                 PERCENTAGE OF       APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                      PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
  Less than $25,000                            4.25%                   4.44%
  $25,000 but less than $50,000                4.00%                   4.17%
  $50,000 but less than $100,000               3.50%                   3.63%
  $100,000 but less than $250,000              2.75%                   2.83%
  $250,000 but less than $1 million            1.75%                   1.78%
  $1 million and over                            0                       0

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.


Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.



Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/ or brokerage services.

o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                             CDSC AS A PERCENTAGE OF
YEAR SINCE PURCHASE PAYMENT MADE                AMOUNT REDEEMED
First                                                5.0%
Second                                               4.0%
Third                                                3.0%
Fourth                                               2.0%
Fifth                                                2.0%
Sixth                                                1.0%
Seventh and thereafter                               None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold. A lower CDSC schedule applies in most cases to shares of the Fund acquired in connection with the reorganization of Dean Witter National Municipal Trust and the Fund on November 7, 1997.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are also subject to an annual 12b-1 fee of 0.60% of the average daily net assets of Class B.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.70% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/ or brokerage services.

o Certain unit investment trusts sponsored by Dean Witter Reynolds.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


Meeting Class D Eligibility Minimums. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                                    FOR THE PERIOD
                                                          FOR THE                FOR THE            JULY 28, 1997*
                                                        YEAR ENDED             YEAR ENDED               THROUGH
                                                     DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
 CLASS A
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                    $12.02                 $12.09                  $12.00
 Income (loss) from investment operations:
  Net investment income                                    0.58                   0.59                    0.25
  Net realized and unrealized gain (loss)                 (0.91)                  0.10                    0.14
                                                        --------               --------                 -----
 Total income (loss) from investment operations           (0.33)                  0.69                    0.39

 Less dividends and distributions from:
  Net investment income                                   (0.58)                 (0.59)                  (0.25)
  Net realized gain                                       (0.03)                 (0.17)                  (0.05)
                                                        --------               --------                 ------
 Total dividends and distributions                        (0.61)                 (0.76)                  (0.30)
 Net asset value, end of period                          $11.08                 $12.02                  $12.09
 TOTAL RETURN+                                            (2.82)%                 5.86%                   3.31%(1)

 RATIOS TO AVERAGE NET ASSETS:

 Expenses                                                  0.64%(4)(5)            0.74%(4)(5)             0.76%(2)(3)
 Net investment income                                     4.98%(5)               4.88%(5)                4.96%(2)

 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands                $17,198                $15,041                  $3,857
 Portfolio turnover rate                                     13%                    15%                     16%


*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                    FOR THE PERIOD
                                                          FOR THE                FOR THE            JULY 28, 1997*
                                                        YEAR ENDED             YEAR ENDED               THROUGH
                                                     DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
 CLASS B
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                      $12.07                $12.14                  $12.00
                                                          --------               --------               --------
 Income (loss) from investment operations:
  Net investment income                                      0.53                  0.55                    0.23
  Net realized and unrealized gain (loss)                   (0.91)                 0.10                    0.19
                                                          --------               --------               --------
 Total income (loss) from investment operations             (0.38)                 0.65                    0.42
                                                          --------               --------               --------
 Less dividends and distributions from:
  Net investment income                                     (0.53)                (0.55)                  (0.23)
  Net realized gain                                         (0.03)                (0.17)                  (0.05)
                                                          --------               --------               --------
 Total dividends and distributions                          (0.56)                (0.72)                  (0.28)
                                                          --------               --------               --------
 Net asset value, end of period                            $11.13                $12.07                  $12.14

 TOTAL RETURN+                                              (3.25)%                5.47%                   3.57%(1)

 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                    1.11%(4)(5)           1.10%(4)(5)             1.14%(2)(3)
 Net investment income                                       4.51%(5)              4.52%(5)                4.87%(2)

SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands                  $139,786              $132,303                 $95,573
 Portfolio turnover rate                                       13%                   15%                     16%


*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                               FOR THE PERIOD
                                                     FOR THE                FOR THE            JULY 28, 1997*
                                                   YEAR ENDED             YEAR ENDED               THROUGH
                                                DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
 CLASS C
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                $12.04                $12.11                 $12.00
 Income (loss) from investment operations:
  Net investment income                                0.51                  0.53                   0.23
  Net realized and unrealized gain (loss)             (0.91)                 0.10                   0.16
                                                   --------              ---------              ---------
 Total income (loss) from investment
 operations                                           (0.40)                 0.63                   0.39
 Less dividends and distributions from:
  Net investment income                               (0.51)                (0.53)                 (0.23)
  Net realized gain                                   (0.03)                (0.17)                 (0.05)
                                                   --------              ---------              ---------
 Total dividends and distributions                    (0.54)                (0.70)                 (0.28)
 Net asset value, end of period                      $11.10                $12.04                 $12.11
 TOTAL RETURN+                                        (3.37)%                5.36%                  3.28%(1)
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                              1.21%(4)(5)           1.20%(4)(5)            1.20%(2)(3)
 Net investment income                                 4.41%(5)              4.34%(5)               4.41%(2)
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands            $10,025                $7,599                 $2,953
 Portfolio turnover rate                                 13%                   15%                    16%

*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.


YEARS ENDED DECEMBER 31                                   1999
CLASS D
SELECTED PER-SHARE DATA:
Net asset value, beginning of period                     $12.01
Income (loss) from investment operations:
  Net investment income                                    0.59
  Net realized and unrealized gain (loss)                 (0.91)
                                                         ------
Total income (loss) from investment operations            (0.32)
Less dividends and distributions from:
  Net investment income                                   (0.59)
  Net realized gain                                       (0.03)
                                                         ------
Total dividends and distributions                         (0.62)
Net asset value, end of period                           $11.07
TOTAL RETURN+                                             (2.71)%
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                   0.51%(1)(2)
Net investment income                                      5.11%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                $853,216
Portfolio turnover rate                                      13%


YEARS ENDED DECEMBER 31                                    1998*                 1997*          1996           1995
 CLASS D
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                    $12.08                $11.77         $12.09         $11.01
 Income (loss) from investment operations:
  Net investment income                                    0.62                  0.63           0.65           0.67
  Net realized and unrealized gain (loss)                  0.10                  0.36          (0.24)          1.19
                                                        --------           ----------     ----------     ----------
 Total income (loss) from investment operations            0.72                  0.99           0.41           1.86
 Less dividends and distributions from:
  Net investment income                                   (0.62)                (0.63)         (0.65)         (0.67)
  Net realized gain                                       (0.17)                (0.05)         (0.08)         (0.11)
                                                       -----------           ----------     ----------     ----------
 Total dividends and distributions                        (0.79)                (0.68)         (0.73)         (0.78)
 Net asset value, end of period                          $12.01                $12.08         $11.77      $   12.09
 TOTAL RETURN+                                             6.11%                 8.73%          3.61%         17.37%
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                  0.50%(1)(2)           0.49%          0.48%          0.48%
 Net investment income                                     5.12%(2)              5.34%          5.52%          5.76%
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands             $1,023,246            $1,096,998     $1,190,034     $1,325,308
 Portfolio turnover rate                                     15%                   16%            18%            21%


* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------

 GROWTH FUNDS


GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Next Generation Trust
Small Cap Growth Fund
Special Value Fund
21st Century Trend Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities


GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund -- "Best Ideas" Portfolio
European Growth Fund
Fund of Funds -- International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

--------------------------------------------------------------------------------

 GROWTH & INCOME FUNDS


Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds -- Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund

Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series/Equity Portfolio

THEME FUNDS
Real Estate Fund
Utilities Fund

GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund

--------------------------------------------------------------------------------

 INCOME FUNDS


GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund(NL)

GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------

 MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund(MM)
U.S. Government Money Market Trust(MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust(MM)
New York Municipal Money Market Trust(MM)
Tax-Free Daily Income Trust(MM)

There may be funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's Prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                           PROSPECTUS - FEBRUARY 24, 2000

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                          WWW.MSDW.COM/INDIVIDUAL/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOLS:

  Class A:          TAXAX           Class C:          TAXCX
  Class B:          TAXBX           Class D:          TAXDX

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2979)

Morgan Stanley Dean Witter


TAX-EXEMPT SECURITIES TRUST





[GRAPHIC OMITTED]




A MUTUAL FUND THAT SEEKS TO
PROVIDE A HIGH LEVEL OF CURRENT
INCOME EXEMPT FROM FEDERAL
INCOME TAX, CONSISTENT WITH
THE PRESERVATION OF CAPITAL

         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                                MICHIGAN SERIES

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 22, 2000

     The undersigned shareholder of Michigan Series ("Michigan Series"), a portfolio of Morgan Stanley Dean Witter Multi-State Municipal Series Trust, does hereby appoint Barry Fink, Ronald E. Robison and Joseph J. McAlinden and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Michigan Series to be held on June 22, 2000, in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York at 10:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.





                          (Continued on reverse side)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                            PLEASE MARK VOTES
AS TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET IN THE EXAMPLE
USING
                                                                          X
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS) BLACK OR BLUE
                                                                 INK

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-690-6903

TO VOTE A PROXY BY INTERNET, visit our Website(s): WWW/MSDWT.COM or WWW.PROXYVOTE.COM

 FOR  AGAINST                                                         ABSTAIN




The Proposal:

Approval of the Agreement and Plan of
Reorganization, dated as of January 26, 2000, pursuant to which substantially all of the assets of Michigan Series would be combined with those of Morgan Stanley Dean Witter Tax-Exempt Securities Trust and shareholders of Michigan Series would become shareholders of Morgan Stanley Dean Witter Tax-Exempt Securities Trust receiving Class D shares in Morgan Stanley Dean Witter Tax-Exempt Securities Trust with a value equal to the value of their holdings in Michigan Series.


Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

     Please make sure to sign and date this Proxy using black or blue ink.


               Date-----------------------------------------


               ---------------------------------------------

               ---------------------------------------------
                       Shareholder sign in the box above

               ---------------------------------------------

               ---------------------------------------------
                    Co-Owner (if any) sign in the box above

   -   -    PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES    -   --


         MORGAN STANLEY DEAN WITTER MULTI-STATE MUNICIPAL SERIES TRUST
                                MICHIGAN SERIES

                                   IMPORTANT

               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE WWW.MSDWT.COM OR WWW.PROXYVOTE.COM. ENTER YOUR 12
    DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-690-6903 ON A TOUCH-TONE PHONE. ENTER YOUR 12-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.


00024

-------------------------------------------------------------------------------

MORGAN STANLEY DEAN WITTER FUNDS
-------------------------------------------------------------------------------

     OFFERS TWO NEW WAYS TO VOTE YOUR PROXY
     24 HOURS A DAY, 7 DAYS A WEEK

     You can now vote your proxy in a matter of minutes with the ease and convenience of the Internet or the telephone. You may still vote by mail. But remember, if you are voting by Internet or telephone, do not mail the proxy.

     TO VOTE BY INTERNET:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Go to the "Proxy Voting" link on www.msdwt.com or to website www.proxyvote.com.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple instructions.

     TO VOTE BY TELEPHONE:

     1. Read the enclosed Proxy Statement and have your Proxy Card available.
     2. Call toll-free 1-800-690-6903.
     3. Enter the 12-digit Control Number found on your Proxy Card.
     4. Follow the simple recorded instructions.

                                                  Your Proxy Vote is Important!
                                           Thank You for Submitting Your Proxy.

-------------------------------------------------------------------------------